Fees Summary	Sep. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,049,002,000.00
Previously Paid Amount	0.00
Total Fee Amount	160,602.21
Total Offset Amount	0.00
Net Fee	$ 160,602.21
Final Prospectus	false